SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 30, 2005

                             ALAMOSA HOLDINGS, INC.
                  _____________________________________________
               (Exact Name of Registrant as Specified in Charter)




------------------------------- -------------------- ---------------------------
          Delaware                   0-32357                  75-2890997
------------------------------- -------------------- ---------------------------
 (State or Other Jurisdiction      (Commission             (I.R.S. Employer
      of Incorporation)            File Number)           Identification No.)
------------------------------- -------------------- ---------------------------


               5225 S. Loop 289, Lubbock, Texas                 79424
      ---------------------------------------------------------------------
           (Address of Principal Executive Offices)           (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100
                                 --------------


          (Former Name or Former Address, if Changed Since Last Report)




      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

             On March 30, 2005, Alamosa Holdings, Inc. ("APCS") announced that the United States District Court for the Northern District of Texas has entered an order dismissing all the claims against the Company and certain of its Company's officers and directors in the shareholder class action lawsuit filed in November 2003 and later consolidated with other similar federal lawsuits. The full text of the press release is set forth in Exhibit 99.1 hereto.


Item 9.01    Financial Statements and Exhibits.

             (c) Exhibits.

             Exhibit Number            Description of Exhibit
             --------------            ----------------------
             99.1                      Press release issued March 30, 2005.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: March 30, 2005

                                       ALAMOSA HOLDINGS, INC.

                                       By: /s/ Kendall W. Cowan
                                           -------------------------------------
                                           Name:  Kendall W. Cowan
                                           Title: Chief Financial Officer

                                  EXHIBIT INDEX


   99.1              Press release dated March 30, 2005.